UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2019

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

301 1st Street SW, Suite 200
Roanoke, VA 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Item 9.01 Explanatory Note

As previously reported, on March 1, 2019, Luna Technologies, Inc., a wholly-owned subsidiary of Luna Innovations Incorporated (the "Company"), acquired all of the outstanding stock of General Photonics Corporation ("GP"). This Form 8-K/A is filed as an amendment to the Form 8-K filed by the Company on March 4, 2019. The information previously reported in Form 8-K is hereby incorporated by reference into this Form 8-K/A. The purpose of this Form 8-K/A is to file the financial statements and pro forma information required by Item 9.01.

(a) Financial statements of businesses acquired

The following audited year-end financial statements of GP are filed herewith as Exhibit 99.1 and incorporated by reference herein:
Independent Auditor's Report
Consolidated Balance Sheets as of December 31, 2017 and 2016
Consolidated Income Statements for the years ended December 31, 2017 and 2016
Consolidated Statements of Shareholders' Equity for the years ended December 31, 2017 and 2016
Consolidated Statements of Cash Flows for the year ended December 31, 2017 and 2016
Notes to Consolidated Financial Statements

The following unaudited interim financial statements of GP are filed herewith as Exhibit 99.2 and incorporated by reference herein:
Unaudited Consolidated Balance Sheet as of September 30, 2018
Unaudited Consolidated Statements of Operations for the nine months ended September 30, 2018 and 2017
Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2018 and 2017
Notes to Unaudited Consolidated Interim Financial Statements

(b) Pro forma financial information

The following pro forma information is filed herewith as Exhibit 99.3 and incorporated by reference herein:
Unaudited Pro Forma Balance Sheet as of September 30, 2018
Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2018
Unaudited Pro Forma Statement of Operations for the year ended December 31, 2017
Notes to Unaudited Pro Forma Financial Statements

(c) Shell company transactions

- Not applicable

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Auditor
99.1	Audited Financial Statements of Business Acquired
99.2	Interim Unaudited Financial Statements of Business Acquired
99.3	Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: May 15, 2019